Exhibit 99.1

News Release	The Procter & Gamble Company One P&G Plaza Cincinnati, OH 45202

P&G ANNOUNCES CERTIFIED DIRECTOR ELECTION RESULTS AND

BOARD ACTIONS IN SHAREHOLDER LETTER

All 11 of P&G’s Highly Qualified Directors Elected

Board Also Appoints Nelson Peltz and Joseph Jimenez as Directors

CINCINNATI—December 15, 2017—The Procter & Gamble Company (NYSE:PG) today issued an open letter to shareholders announcing certified results of its 2017 Annual Meeting of Shareholders, including Director elections and actions the Board is taking based on shareholder input. The full text of the letter follows:

Dear Fellow Shareholders,

The P&G Board and Management team appreciate shareholder participation and input during the P&G proxy contest. Most important, the Board heard that there is broad shareholder support for P&G’s strategies – a stronger and more focused portfolio, significantly improved productivity, a simpler and more accountable organization, and raising the bar on superiority. At the same time, shareholders indicated that P&G needs to move faster to deliver improved results, which the Board and Management team are committed to doing.

We also appreciate shareholder patience, as it took some time for the nearly two billion shareholder votes to be counted. A significant number of votes were submitted through paper ballots given P&G’s large retail shareholder base, requiring a substantial part of the vote to be counted manually by IVS, the Independent Inspector of Elections. Following the review process, a final certified count has been issued by IVS.

Based on the certified count, shareholders have elected all 11 of P&G’s highly qualified Directors to the Board: Francis Blake, Angela Braly, Amy Chang, Kenneth Chenault, Scott Cook, Terry Lundgren, W. James McNerney, David Taylor, Margaret Whitman, Patricia Woertz, and Ernesto Zedillo. Under this certified count, the results between Ernesto Zedillo and Nelson Peltz were extremely close, with Mr. Peltz receiving almost 50% of shares voted.

Because the election results were so close, and because a large number of shareholders voted for Nelson Peltz to be a Director, the Board has engaged in numerous discussions with Mr. Peltz regarding a Board seat. That has included constructive engagements to get more closely aligned on strategic choices to transform P&G and deliver better results. For example, we agree that we are NOT predisposed to taking on excessive leverage, or substantially reducing R&D spending, or advocating for a break-up of the Company, or moving the Company out of Cincinnati. As a result, we have committed to work together with Mr. Peltz for the best interests of all shareholders, and the Board has appointed Nelson Peltz as a P&G Director, effective March 1, 2018. We look forward to his contributions as a member of P&G’s Board.

Throughout the proxy contest, the Board also listened to important shareholder input about the need to refresh the Board’s composition. Based on that input, a search has been conducted for a Director with extensive experience in consumer products, health care, and international business. As a result, the Board has appointed Joseph Jimenez, Chief Executive Officer of Novartis, as a P&G Director, effective March 1, 2018. We will deeply benefit from Joe’s experience, expertise and leadership as we continue to transform P&G.

In addition, the Board heard shareholder views about the need to strengthen executive compensation practices. Based on that input, the Board’s Compensation & Leadership Development Committee has approved modifications to its Performance Stock Program to include relative sales growth metrics and a Total Shareholder Return modifier to ensure awards reflect performance versus external competitive benchmarks. The changes will be implemented in fiscal 2018/19, with additional modifications still under review.

We are confident in P&G’s strategy and plans for the future. We are on track for improved results this fiscal year. We thank you again for your investment, your support, and for your important input. We will continue to move forward to accelerate momentum and deliver results for P&G shareholders.

On behalf of your Board of Directors,

David S. Taylor

Chairman of the Board, President and Chief Executive Officer

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About Procter & Gamble

P&G serves consumers around the world with one of the strongest portfolios of trusted, quality, leadership brands, including Always®, Ambi Pur®, Ariel®, Bounty®, Charmin®, Crest®, Dawn®, Downy®, Fairy®, Febreze®, Gain®, Gillette®, Head & Shoulders®, Lenor®, Olay®, Oral-B®, Pampers®, Pantene®, SK-II®, Tide®, Vicks®, and Whisper®. The P&G community includes operations in approximately 70 countries worldwide. Please visit http://www.pg.com for the latest news and information about P&G and its brands.

P&G Media Contact:

Damon Jones, 513.983.0190

jones.dd@pg.com

P&G Investor Relations Contact:

John Chevalier, 513.983.9974

chevalier.jt@pg.com

Forward-Looking Statements

Certain statements in this release, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives, and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause results to differ materially from those expressed or implied in the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise.

Risks and uncertainties to which our forward-looking statements are subject include, without limitation: (1) the ability to successfully manage global financial risks, including foreign currency fluctuations, currency exchange or pricing controls and localized volatility; (2) the ability to successfully manage local, regional or global economic volatility, including reduced market growth rates, and to generate sufficient income and cash flow to allow the Company to affect the expected share repurchases and dividend payments; (3) the ability to manage disruptions in credit markets or changes to our credit rating; (4) the ability to maintain key manufacturing and supply arrangements (including execution of supply chain optimizations and sole supplier and sole manufacturing plant arrangements) and to manage disruption of business due to factors outside of our control, such as natural disasters and acts of war or terrorism; (5) the ability to successfully manage cost fluctuations and pressures, including prices of commodities and raw materials, and costs of labor, transportation, energy, pension and healthcare; (6) the ability to stay on the leading edge of innovation, obtain necessary intellectual property protections and successfully respond to changing consumer habits and technological advances attained by, and patents granted to, competitors; (7) the ability to compete with our local and global competitors in new and existing sales channels, including by successfully responding to competitive factors such as prices, promotional incentives and trade terms for products; (8) the ability to manage and maintain key customer relationships; (9) the ability to protect our reputation and brand equity by successfully managing real or perceived issues, including concerns about safety, quality, ingredients, efficacy or similar matters that may arise; (10) the ability to successfully manage the financial, legal, reputational and operational risk associated with third party relationships, such as our suppliers, distributors, contractors and external business partners; (11) the ability to rely on and maintain key company and third party information technology systems, networks and services, and maintain the security and functionality of such systems, networks and services and the data contained therein; (12) the ability to successfully manage uncertainties related to changing political conditions (including the United Kingdom’s decision to leave the European Union) and potential implications such as exchange rate fluctuations and market contraction; (13) the ability to successfully manage regulatory and legal requirements and matters (including, without limitation, those laws and regulations involving product liability, intellectual property, antitrust, privacy, tax, environmental, and accounting and financial reporting) and to resolve pending matters within current estimates; (14) the ability to manage changes in applicable tax laws and regulations including maintaining our intended tax treatment of divestiture transactions; (15) the ability to successfully manage our ongoing acquisition, divestiture and joint venture activities, in each case to achieve the Company’s overall business strategy and financial objectives, without impacting the delivery of base business objectives; and (16) the ability to successfully achieve productivity improvements and cost savings and manage ongoing organizational changes, while successfully identifying, developing and retaining key employees, including in key growth markets where the availability of skilled or experienced employees may be limited. For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.